SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT

       Date of report (Date of earliest event reported): November 21, 2005
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                              PHOTONICS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         California                     0-22514                  77-0102343
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

420 E FM 3040, Suite 118 PMB 216 Lewisville, Texas                      75067
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     (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 745-3020
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Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 16, 2005, the Registrant completed the acquisition of all the outstanding common stock of ACL Consulting Corp, a privately held Texas corporation for $1,593,000. The assets acquired consist of cash and marketable securities. The registrant exchanged $735,000 in cash, $400,000 in approved but not yet issued preferred stock, and a promissory note payable for $458,000. The assets are being purchased from Mark Lindberg, the CFO of the Registrant. The Registrant has asked for and received an independent valuation of assets. The promissory note is at 6% interest and is to be paid within 12 months in four equal installments starting in January 2006. The preferred stock carries a 6% interest, liquidation value of $400,000, and a conversion option into 12.5% of the then outstanding common stock of the Registrant at the option of the holder.

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired. Will be delivered upon completion of audit.

     (b) Pro Forma Financial Information. Will be delivered upon completion of audit.

     (c)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

December 21, 2005                                         PHOTONICS CORPORATION

                                                       By: /s/ Bryce Knight
                                                          ----------------------
                                                          Bryce Knight President